UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2015

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-357334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 East Swedesford Road, Suite 1050,

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 13, 2015, Egalet Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the entry into and consummation of the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”), dated January 8, 2015, by and among the Company, Egalet US, Inc., the Company’s wholly-owned subsidiary (“Egalet US”), and Luitpold Pharmaceuticals, Inc. (“Luitpold”), pursuant to which Egalet US acquired specified assets and liabilities associated with Sprix® (ketorolactromethamine) Nasal Spray (“SPRIX”) for a purchase price of $7,000,000.

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Initial 8-K and to include the abbreviated financial statements and unaudited pro forma condensed combined financial statements of SPRIX.

Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 9.01                                           Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited abbreviated financial statements of SPRIX as of and for the year ended March 31, 2014 and the audited abbreviated financial statements of SPRIX as of and for the nine months ended December 31, 2014 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2014 giving effect to the Purchase Agreement is filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(c)  Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1*	Press Release dated January 8, 2015.

99.2

Audited abbreviated financial statements of SPRIX as of and for the year ended March 31, 2014 and the audited abbreviated financial statements of SPRIX as of and for the nine months ended December 31, 2014.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2014 and the unaudited pro forma condensed combined statements of operations for the year ended

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December 31, 2014, giving effect to the Purchase Agreement.

* Incorporated by reference to the exhibit numbered as indicated above to Initial 8-K

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2015	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

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